Exhibit 21.1

List of Subsidiaries of The Pennant Group, Inc.

The following is a list of subsidiaries of The Pennant Group, Inc. as of December 31, 2023:

Subsidiary	Jurisdiction
2410 Stillhouse Senior Living, Inc.	Nevada
Alpowa Healthcare, Inc.	Nevada
Apricus Home Health LLC	Arizona
Arches Home Care, Inc.	Nevada
Audition LLC	Nevada
Autumn Ridge Senior Living, Inc.	Nevada
Bear River Healthcare LLC	Nevada
Black Mountain Healthcare LLC	Delaware
Bluebird Home Care, LLC	Delaware
Bluebird Home Health Holdings, LLC	Delaware
Bluebird Home Health, LLC	Delaware
Bluebird Hospice, LLC	Delaware
Brenwood Park Senior Living, Inc.	Nevada
Brio Arizona Home Health, LLC	Arizona
Brookfield Senior Living LLC	Nevada
Brookhollow Senior Living LLC	Nevada
Brown Road Senior Housing LLC	Nevada
Bruce Neenah Senior Living, Inc.	Nevada
Buffalo Springs Healthcare LLC	Nevada
Cactus Heights Healthcare LLC	Nevada
Canyon Healthcare, Inc.	Nevada
Capitol Healthcare, Inc.	Nevada
Care Continuum Solutions LLC	Nevada
CCS Holding LLC	Nevada
Cedar Senior Living, Inc.	Nevada
City Creek Holding LLC	Nevada
City Creek Senior Living LLC	Nevada
Clark Fork Healthcare LLC	Nevada
Clear Creek Healthcare, Inc.	Nevada
Connected Healthcare, Inc.	Nevada
Copper Basin Healthcare, Inc.	Nevada
Cornerstone Healthcare, Inc.	Nevada
Cornerstone Service Center, Inc.	Nevada
Crown Point Healthcare LLC	Nevada
Custom Care Healthcare, Inc.	Nevada
De Soto Senior Living, Inc.	Nevada
Denmark Senior Living, Inc.	Nevada

Eagle Healthcare LLC	Nevada
Eden Landing Healthcare LLC	Nevada
Elevate HC Partners, LLC	Delaware
Elkhorn Healthcare LLC	Nevada
Emblem Healthcare, Inc.	Nevada
Emerald Healthcare, Inc.	Nevada
Eureka Healthcare, Inc.	Nevada
Exemplar Healthcare, Inc.	Nevada
Finding Home Healthcare, Inc.	Nevada
Finding Home Physician Services LLC	Texas
Glacier Peak Healthcare, Inc.	Nevada
Go Assisted, Inc.	Nevada
Granite Healthcare, Inc.	Nevada
Granite Hills Senior Living, Inc.	Nevada
Great Lakes Healthcare, Inc.	Nevada
Great Plains Healthcare, Inc.	Nevada
Green Bay Senior Living, Inc.	Nevada
Green Meadows Senior Living LLC	Nevada
Heartland Healthcare, Inc.	Nevada
Huachuca Healthcare LLC	Nevada
Hummingbird Healthcare LLC	Nevada
iCare Private Duty, Inc.	Nevada
Indigo Healthcare LLC	Nevada
Iron Bridge Healthcare, Inc.	Nevada
Jameson Senior Living, Inc.	Nevada
Jentilly Healthcare LLC	Nevada
Joshua Tree Healthcare, Inc.	Nevada
Juniper Point Healthcare LLC	Nevada
Kenosha Senior Living, Inc.	Nevada
Keystone Hospice Care, Inc.	Nevada
Lake Pointe Senior Living, Inc.	Nevada
Lowes Senior Living, Inc.	Nevada
Madison Senior Living, Inc.	Nevada
Manitowoc Senior Living, Inc.	Nevada
McFarland Senior Living, Inc.	Nevada
Mesa Grande Senior Living, Inc.	Nevada
Mesa Springs Senior Living LLC	Nevada
Mission Inn Senior Living LLC	Nevada
Mohave Healthcare, Inc.	Nevada
Monitive Group, LLC	Utah
Monument Healthcare, Inc.	Nevada
Moorland Senior Living LLC	Nevada
Moss Bay Senior Living, Inc.	Nevada

Mountain Peak Home Care, Inc.	Nevada
Mountain Vista Senior Living, Inc.	Nevada
Oceano Senior Living, Inc.	Nevada
Orange Senior Living, Inc.	Nevada
Orangewood Senior Living, Inc.	Nevada
Orchard Prairie Healthcare LLC	Nevada
Painted Sky Healthcare Inc.	Nevada
Paragon Healthcare, Inc.	Nevada
Park Point Healthcare LLC	Nevada
Peaceful Heart Healthcare LLC	Nevada
Pearl Senior Living, Inc.	Nevada
Pecan Bayou Healthcare LLC	Nevada
Pennant Services, Inc.	Nevada
Pine Valley Holding LLC	Nevada
Pine Valley Senior Living LLC	Nevada
Pinnacle Senior Living LLC	Nevada
Pinnacle Service Center LLC	Nevada
Pleasant Run Senior Living, Inc.	Nevada
Ponderosa Healthcare LLC	Nevada
PPM California LLC	Nevada
PPM Nevada LLC	Nevada
PPM Oregon LLC	Nevada
PPM Texas LLC	Nevada
PPM Washington LLC	Nevada
PPM Wisconsin LLC	Nevada
PPM Wyoming LLC	Nevada
Prairie View Healthcare, Inc.	Nevada
Primrose Senior Living, Inc.	Nevada
Prospect Senior Living, Inc.	Nevada
Racine Senior Living, Inc.	Nevada
Rancho Bernardo Healthcare LLC	Delaware
Red Rock Healthcare, Inc.	Nevada
Rio Verde Healthcare LLC	Nevada
Riverview Village Senior Living, Inc.	Nevada
Rock Garden Healthcare LLC	Nevada
Rockbrook Senior Living, Inc.	Nevada
Rogue River Healthcare LLC	Nevada
Rolling Hills Healthcare, Inc.	Nevada
Rosenburg Senior Living, Inc.	Nevada
Sacramento River Healthcare LLC	Nevada
Saguaro Senior Living, Inc.	Nevada
San Gabriel Senior Living, Inc.	Nevada
Sand Lily Healthcare, Inc.	Nevada

Sandstone Senior Living, Inc.	Nevada
Sawtooth Senior Living LLC	Nevada
Sentinel Healthcare LLC	Nevada
Sheboygan Senior Living, Inc.	Nevada
Shoshone Holdings LLC	Nevada
Silver Lake Healthcare, Inc.	Nevada
Somers Kenosha Senior Living, Inc.	Nevada
Somersett Healthcare LLC	Nevada
South Bay Healthcare, Inc.	Nevada
South Plains Healthcare, Inc.	Nevada
Southern Pines Healthcare LLC	Nevada
Southport Healthcare LLC	Nevada
Spanish Meadows Healthcare LLC	Nevada
Spokane Healthcare, Inc.	Nevada
Spring Valley Assisted Living, Inc.	Nevada
Star Valley Healthcare, Inc.	Nevada
Stevens Point Senior Living, Inc.	Nevada
Stone Creek Healthcare LLC	Nevada
Stoughton Senior Living, Inc.	Nevada
Summerlin Healthcare, Inc.	Nevada
Sun Peak Healthcare LLC	Nevada
Sun Spruce Healthcare LLC	Nevada
Sunset Mesa Healthcare LLC	Nevada
Sycamore Grove Healthcare LLC	Nevada
Sycamore Senior Living, Inc.	Nevada
Symbol Healthcare, Inc.	Nevada
Table Rock Senior Living LLC	Nevada
Tamarack Healthcare LLC	Nevada
Terrace Court Senior Living, Inc.	Nevada
Teton Healthcare, Inc.	Nevada
The Pennant Group, Inc.	Delaware
Thomas Road Senior Housing, Inc.	Nevada
Thousand Peaks Healthcare, Inc.	Nevada
Total Healthcare Services LLC	Nevada
Triumph Healthcare LLC	Nevada
Tuolumne Holding LLC	Nevada
Twin Falls Senior Living LLC	Nevada
Two Rivers Senior Living, Inc.	Nevada
Vesper Healthcare, Inc.	Nevada
Victoria Ventura Assisted Living Community, Inc.	Nevada
Virgin River Healthcare, Inc.	Nevada
Whitetank Mountain Healthcare LLC	Nevada
Whitewater Healthcare LLC	Nevada

Willow Creek Senior Living, Inc.	Nevada
Wisconsin Rapids Senior Living, Inc.	Nevada
Woodlake Healthcare LLC	Nevada